Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2019
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Supplemental Cash Flow Information
23.	Supplemental Cash Flow Information
Change in
Non-Cash
Working Capital

	Years Ended December 31
(in thousands)	2019	2018

Change in non-cash working capital

Accounts receivable	$(2,514)	$828

Accounts payable and accrued liabilities	(9,791)	7,977

Other	468	159

Total change in non-cash working capital	$(11,837)	$8,964
Cash Outflow Relative to Leases
During the year ended December 31, 2019, the total cash outflows relative to the Company’s leases were $804,000.
Non-Cash
Transactions – Receipt of Shares as Consideration for Contract Amendments
As more fully described in note 10, during 2018 the Company received 20,914,590 First Majestic common shares with a fair value of $151 million as partial consideration for the termination of the previously owned San Dimas SPA.
Non-Cash
Transactions – Payment of Dividends Under DRIP
As more fully described in Note 19.2, during the year ended December 31, 2019, the Company declared and paid dividends to its shareholders in the amount of $0.36 per common share for total dividends of $161 million. Approximately 19% of shareholders elected to have their dividends reinvested in common shares of the Company under the Company’s dividend reinvestment plan (“DRIP”). As a result, $130 million of dividend payments were made in cash and $31 million in common shares issued. For the comparable period in 2018, the Company declared and paid dividends to its shareholders in the amount of $0.36 per common share for total dividends of $160 million, with the payment being comprised of $133 million in cash and $27 million in common shares issued.